Exhibit 99.2



                                                  Citizens Communications
                                                  3 High Ridge Park
                                                  Stamford, CT 06905
                                                  203.614.5600
                                                  Web site: www.czn.com
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FOR IMMEDIATE RELEASE

Contact:
Michael Bromley
Investor Relations
203.614.5218
mbromley@czn.com


          Citizens Communications To Release First Quarter 2006 Results
                            And Host Conference Call


Stamford, Conn., April 11, 2006 -- Citizens Communications (NYSE: CZN) plans to release the company's first quarter 2006 results on Wednesday, May 3, 2006, before the market opens and to host a conference call that day at 9:00 a.m. eastern time.

The call will be Webcast and may be accessed at www.czn.net or https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrzrdmllvsxsdm.

A replay of the call will be available from 11:00 a.m. Wednesday May 3, 2006, through Wednesday, May 10, 2006, at the above Websites or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 4249225.

About Citizens Communications:
More information about Citizens can be found at www.czn.net.



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